UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2019
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500 Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2019, the Company announced that Randall S. Altman, 47, currently Vice President-Treasurer, will be appointed Vice President and Controller effective June 3, 2019, replacing Daniel J. Tanner, current Vice President and Controller. After the appointment, Mr. Tanner will remain with the Company through June 30, 2019 to ensure a smooth transition of responsibilities.
Brunswick also announced that Ryan M. Gwillim, 39, currently Vice President-Investor Relations, will be appointed Vice President-Finance and Treasurer effective June 3, 2019.
The news release Brunswick issued announcing these organizational changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mr. Altman has been Vice President-Treasurer since March 2013. He joined Brunswick in 2003 as Senior Manager and then Director for the Company's Transactional Finance Department. In 2005, the Company appointed him Chief Financial Officer for the Brunswick Bowling & Billiards Division and he served in that capacity until his appointment as Vice President-Treasurer.
Mr. Gwillim has been Vice President-Investor Relations since September 2017. Mr. Gwillim joined Brunswick as Corporate Counsel in 2011. In 2012, he was appointed Assistant General Counsel-Corporate and Securities, and in 2015 he was named Associate General Counsel-International, which role he held until 2017.
In his new role, Mr. Altman will enter into an amended Terms and Conditions of Employment agreement, the form of which has been filed with the Securities and Exchange Commission as Exhibit 10.6 to Brunswick’s Annual Report on Form 10-K for 2018. In addition, Mr. Altman's compensation will increase commensurate with his new position.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
99.1	Brunswick Corporation News Release, dated March 15, 2019, announcing the appointments of Randall S. Altman and Ryan M. Gwillim

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: March 15, 2019	By:	/S/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Vice President, General Counsel & Secretary